Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 11 – Commitments and Contingencies

Legal

There is no pending or anticipated legal actions at this time.

PPP Loan

During March 2020, in response to the COVID-19 crisis, the federal government announced plans to offer loans to small businesses in various forms, including the Payroll Protection Program, or "PPP", established as part of the Corona Virus Aid, Relief and Economic Security Act (“CARES Act”) and administered by the U.S. Small Business Administration. On April 25, 2020, the Company entered an unsecured Promissory Note (the “Note”) with Bank of America for a loan in the original principal amount of approximately $460,000, and the Company received the full amount of the loan proceeds on May 4, 2020. The current balance is $460,406 and the Company is currently in discussions for a) a partial forgiveness and b) the conversion of any remaining balance into a term note.

Note 13 – Commitments and Contingencies

Legal

There are no pending or anticipated legal actions at this time except as noted below in “Other.”

Other

During March 2020, in response to the COVID-19 crisis, the federal government announced plans to offer loans to small businesses in various forms, including the Payroll Protection Program, or "PPP", established as part of the Corona Virus Aid, Relief and Economic Security Act (“CARES Act”) and administered by the U.S. Small Business Administration. On April 18, 2020, the Company’s former President and COO completed and submitted an application on behalf of the Company to Bank of America, NA (“Bank of America”) for a PPP loan, which was subsequently approved. On April 25, 2020, the Company entered into an unsecured Promissory Note (the “Note”) with Bank of America for a loan in the original principal amount of $460,000, and the Company received the full amount of the loan proceeds on May 4, 2020.

On July 21, 2020, Bank of America notified the Company in writing that it should not have received $440,000 of the loan proceeds disbursed under the Note. The Company investigated the terms of the application and discovered its former President had erroneously represented it was refinancing an Economic Injury Disaster Loan when no such loan had been received. Bank of America has requested that the Company remit the funds received back to Bank of America. The Company is attempting to negotiate a payment plan with Bank of America. If we are not successful in negotiating repayment terms, it could have a material adverse effect on our financial condition.

During management's review of the Company’s PPP loan application after the loan had been disbursed to the Company, it was determined that the information provided by Ms. Julie R. Smith, the Company’s former President and COO, was not accurate. After consulting with legal counsel, the Board of Directors of the Company (the “Board” or the “Board of Directors”) voted to remove Ms. Smith from its Board of Directors, and all other capacities due to the misstatements she made in the loan application. Subsequent to that decision, effective July 1, 2020, Ms. Smith submitted a resignation from all positions with the Company, which was accepted by the Board and management. Ms. Smith subsequently retained counsel and has indicated her intent to file an administrative charge of discrimination in Colorado under certain provisions of the anti-discrimination laws of that state. The Company has subsequently entered in a confidential settlement with Ms. Smith resolving all outstanding matters.